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                                                                 EXHIBIT 10.37

                       TRANSCENDENT DESIGN TECHNOLOGY, INC.
                                STOCK OPTION PLAN


       1.     PURPOSE

              The purposes of the Transcendent Design Technology, Inc. Stock Option Plan are to assist Transcendent Design Technology, Inc. in attracting, motivating and retaining key employees, directors and consultants, and to provide incentives that will further its development and success and will unify the interests of key employees, directors, consultants and shareholders through increased employee and director stock ownership.

       2.     DEFINITIONS

              For purposes of this Plan:

              "BOARD" means the Board of Directors of the Company.

              "CODE" means the Internal Revenue Code of 1986, as amended.

              "COMMITTEE" means the Stock Option Committee appointed pursuant to
              Section 13 of this Plan.

              "COMPANY" means Transcendent Design Technology, Inc., a Delaware corporation.

              "CONSULTANT" means any person who is performing services for the Company as an independent contractor.

              "DIRECTOR" means any person who is a member of the Board.

              "EMPLOYEE" means any person who is an employee of the Company or of any Parent Corporation or Subsidiary Corporation.

              "INCENTIVE STOCK OPTION" means an Option that is designated by the Committee as an "incentive stock option" within the meaning of Code Section 422.

              "NONSTATUTORY OPTION" means an Option that is designated by the Committee as such or that is not designated by the Committee as an Incentive Stock Option.

              "OPTION" means an option granted under this Plan to purchase shares of Stock. An "Option" may be either an Incentive Stock Option or a Nonstatutory Option.

              "PARENT CORPORATION" shall have the meaning set forth in Code
              Section 424(e).

              "PARTICIPANT" means a person to whom an Option is granted under this Plan.

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              "PERMANENT DISABILITY" means permanent and total disability within the meaning of Code Section 22(e)(3), which reads, in pertinent part, as follows:

                     An individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

              "PLAN" means this Transcendent Design Technology, Inc. Stock Option Plan.

              "RETIREMENT" means normal retirement of an Employee under policies established by his or her employer.

              "STOCK" means the Non-Voting Common Stock of the Company. Unless the context expressly indicates otherwise, "shares" means shares of Stock.

              "SUBSIDIARY CORPORATION" shall have the meaning set forth in Code
              Section 424(f).

              "TEN PERCENT SHAREHOLDER" means an Employee who on the date of grant of the Option owns (within the meaning of Code Section 424(d)) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary Corporation or any Parent Corporation.

       3.     SHARES SUBJECT TO PLAN

              Options may be granted under this Plan to acquire an aggregate of up to 2,000,000 shares of Stock, subject to adjustment as provided in
Section 7 of this Plan. If Options terminate, expire or are canceled without having been fully exercised, the number of shares subject to such Options (but only to the extent not exercised prior to termination, expiration or cancellation) may again be subject to Options granted under this Plan.

       4.     ELIGIBILITY

              Any key Employee, any key Consultant and any Director shall be eligible to become a Participant and to acquire an Option to purchase Stock. Additional Options may be granted to a Participant while such Participant continues as an Employee, Consultant or Director. The Committee may exclude otherwise eligible persons.

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       5.     GRANT OF OPTIONS

              The Committee shall, from time to time and in its absolute discretion, determine which Employees are key Employees, which Consultants are key Consultants and which eligible persons shall become Participants. Either Incentive Stock Options or Nonstatutory Options, as determined by the Committee in its absolute discretion, may be granted to Employees, and only Nonstatutory Options may be granted to Directors who are not Employees and to Consultants. The Committee also shall determine the number of shares of Stock to be subject to each Option and the price, terms and conditions, consistent with this Plan, of each Option.

              Without limiting the generality of the preceding paragraph, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition to the grant of an Option to a Employee, Consultant or Director, that the Employee, Consultant or Director surrender for cancellation some or all of any unexercised Options which have been previously granted to the Employee, Consultant or Director. An Option, the grant of which is conditioned upon such surrender, may have an option price lower or higher than the option price of the surrendered Option, may cover the same, or a lesser or greater, number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

              Notwithstanding any other provision of this Plan, the aggregate fair market value (determined as of the dates of their respective grants) of shares as to which incentive stock options (within the meaning of Code
Section 422(b)) granted or assumed by the Company, any Parent Corporation and any Subsidiary Corporation first become exercisable by a Participant in any calendar year shall not exceed $100,000. The excess, if any, shall be treated as Nonstatutory Options.

       6.     OPTION TERMS

              Each Option shall be evidenced by a written Stock Option Agreement in a form approved by the Committee. Each Stock Option Agreement shall be executed by the Company and by the Participant receiving the Option. Each Option shall be subject to the following terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

              6.1    TYPE OF OPTION; NUMBER OF SHARES

                     Each Stock Option Agreement shall indicate whether the Option is an Incentive Stock Option or a Nonstatutory Option and shall specify the number of shares of Stock subject to the Option.

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              6.2    OPTION PRICE

                     The price of the shares subject to each Option shall be determined by the Committee and shall be set forth in the Stock Option Agreement, provided that the price per share shall not be less than the fair market value of such share on the day the Option is granted; and provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the price per share shall not be less than 110% of the fair market value of such share at the time such Option is granted.

                     For purposes of this Plan, the fair market value of a share on a given date shall be: (a) if the Stock is traded on one or more securities exchanges, the mean between the high and low sale price of a share on such date on the principal exchange on which the shares are traded or, if no shares were traded on such date, then the next preceding trading day (not more than ten) on which trading occurred; or (b) if the Stock is not traded on a securities exchange but is quoted on NASDAQ or a successor interdealer quotation system, the mean between the high and low sale price (if a National Market System security) or the mean between the representative bid and asked prices (in all other cases) on such date as reported by NASDAQ or such successor quotation system or, if no shares were traded or quoted on such date, then the next preceding day (not more than ten) on which trading or such quotations occurred; or (c) if the Stock is otherwise traded in the over-the-counter market, the mean between the high and low bid quotations on such date; or, if there are no bid quotations on such date, then the next preceding trading day (not more than ten) on which such quotations occurred; or (d) if the Stock is not publicly traded on a securities exchange or traded or quoted in the over-the-counter market or, if traded or quoted, there are no transactions or quotations within the last ten trading days or trading has been halted for extraordinary reasons, the fair market value shall be determined in good faith by the Committee with reference to the rules and principles of valuation set forth in Section 20.2031-2 of the Treasury Regulations (concerning the valuation of stocks and bonds for purposes of Code Section 2031).

              6.3    PERIOD OF EXERCISE

                     No Option shall be exercisable in whole or in part after ten years from the date of grant. Notwithstanding the foregoing, no Incentive Stock Option granted to a Ten Percent Shareholder may be exercisable after five years from the date such Option is granted. Subject to the foregoing limitations and Sections 6.5 and 8 of this Plan, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in each Stock Option Agreement.

                     The Committee may in its absolute discretion, and on such terms and conditions as it considers appropriate, accelerate the times at which an Option may be exercised in whole or in part.

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              6.4    MANNER AND CONDITIONS OF EXERCISE

                     To exercise an Option or any portion thereof, the Participant or other person then entitled to exercise such Option or portion thereof shall deliver to the Secretary of the Company a notice in writing signed by the Participant or such other person stating that such Option or portion is exercised, specifying the number of shares to be acquired upon exercise and complying with all applicable rules established by the Committee, together with the following:

                     (a) Full payment (in cash or bank cashiers' check) for the shares with respect to which such Option or portion is being exercised; or

                     (b) With the consent of the Committee, shares of Stock owned by the Participant, duly endorsed for transfer to the Company, with a fair market value (as determinable under Section
              6.2 of this Plan) on the date of exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is being exercised; or

                     (c) With the consent of the Committee, a full recourse promissory note in a form, bearing interest (at a rate at least equal to the minimum rate necessary to avoid imputed interest under the Code) and payable upon such terms as may be prescribed by the Committee; or

                     (d) Any combination of the consideration provided in the foregoing subsections (a), (b) and (c).

No such exercise shall be effective unless and until a proper notice and payment have been delivered as provided above. No fractional shares shall be issued under this Plan.

                     In the event that an Option or portion thereof shall be exercised pursuant to Sections 6.5 or 6.6 of this Plan by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof shall be delivered to the Company.

                     The Committee may require, as a condition to the exercise of an Option, such representations and covenants as it, in its absolute discretion, deems necessary to effect compliance with the Securities Act of 1933, as amended, any state securities laws or rules and regulations thereunder. The Committee may also require, as a condition to the exercise of an Option, that the Participant execute and deliver a buy-sell agreement or other agreement restricting transfer of shares issued on exercise of an Option and providing the Company with an option to purchase such shares in certain circumstances, in such form as the Committee shall determine in its discretion.

                     The Participant, as a condition to exercising an Option, shall also make any arrangements determined by the Committee to be necessary or appropriate to satisfy any federal

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and state withholding tax obligation resulting from the exercise of an
Option, from a disposition described in Section 9 of this Plan or from the termination or partial termination of any restriction applicable to any share acquired on exercise of an Option, including the retention of shares by the Company or the delivery of shares to the Company equal in amount to all or a portion of the withholding tax obligation pursuant to such arrangements as may be established by the Committee. Any shares retained by or delivered to the Company under this Section shall be valued at the date of exercise in the same manner as provided under Section 6.2 of this Plan.

                     To insure that such exercise and any resales are made in compliance with the Securities Act of 1933, as amended, and the Certificate of Incorporation and Bylaws of the Company, the Company may imprint an appropriate legend on certificates representing shares acquired on the exercise of an Option and issue appropriate stop-transfer orders to its transfer agents. Any stock certificate evidencing shares of Stock issued pursuant to the exercise of an Option shall bear such other legends as the Committee, in the exercise of its absolute discretion, shall require.

              6.5    CESSATION OF EMPLOYMENT OR SERVICE AS DIRECTOR OR
CONSULTANT

                     If a Participant who is an Employee or a Consultant but is not a Director ceases to be an Employee or a Consultant other than by reason of Retirement, death or Permanent Disability, the Participant shall be permitted to exercise his or her Option, to the extent it was exercisable at the date of cessation, until 60 days after such date, but in no event after its stated expiration date.

                     If a Participant who is a Director but not an Employee ceases to be a Director, other than by reason of death, the Participant shall be permitted to exercise his or her Option, to the extent it was exercisable at the date of cessation, until 60 days after such date, but in no event after its stated expiration date.

                     If a Participant who is an Employee or a Consultant but not a Director ceases to be an Employee or a Consultant because of Retirement, the Participant shall be permitted to exercise his or her Option, to the extent it was exercisable at the date of Retirement, until three months after such date, but in no event beyond its stated expiration date.

                     If a Participant who is an Employee or a Consultant but not a Director ceases to be an Employee or a Consultant because of Permanent Disability, the Participant shall be permitted to exercise his or her Option, to the extent it was exercisable at the date of cessation of employment, until one year after the date he or she ceases to be an Employee, but in no event after its stated expiration date.

                     If a Participant dies while an Employee, a Consultant or a Director or within three months after (i) ceasing to be an Employee because of Retirement or Permanent Disability, or (ii) ceasing to be a Consultant because of Permanent Disability, his or her Option may be exercised by the Participant's estate or any person who acquired the right to exercise the Option by Will or the

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laws of descent and distribution, to the extent it was exercisable at the date of cessation of employment or cessation of service as a Consultant, until one year after the date of death, but in no event after its stated expiration date.

                     If a Participant who is both an Employee and a Director ceases to be an Employee but remains a Director, or ceases to be a Director but remains an Employee, then all of the Participant's Nonstatutory Options shall remain in effect and, if the Participant ceases to be an Employee, all of the Participant's Incentive Stock Options shall become Nonstatutory Options 30 days after the date of cessation.

                     Transfers of employment between the Company and any Subsidiary Corporation or between Subsidiary Corporations shall not be deemed cessation of employment for purposes of any Option granted hereunder.

              6.6    NONTRANSFERABILITY

                     During the lifetime of a Participant, his or her Option shall be exercisable only by the Participant and no Option shall be transferable other than by Will or the laws of descent and distribution. No interest of any Participant under this Plan or in any Option shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.

       7.     ADJUSTMENT UPON CHANGES IN CAPITALIZATION

              In the event of any change in the Stock by reason of any stock dividend, recapitalization, split-up, combination or exchange of shares, or by reason of any similar change affecting the Stock (but not the issuance of additional shares, securities convertible into shares or options or rights to acquire shares of Stock or the Company's repurchase of shares), the number and class of shares which thereafter may be acquired on exercise of Options under this Plan and the number and class of shares subject to outstanding Options and the exercise price of each such share shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants. Any such adjustment shall be final and binding on each Participant.

       8.     MERGER, CONSOLIDATION, ETC.

              In its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option

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shall become exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 6.3 of this Plan or any installment provisions of such Option.

       9.     DISQUALIFYING DISPOSITIONS

              If a Participant makes a "disposition" (within the meaning of Code Section 424(c)) of any shares issued upon exercise of an Incentive Stock Option within two years after the date the Incentive Stock Option is granted or within one year after shares are issued to the Participant pursuant to the exercise of the Incentive Stock Option, the Participant shall notify the Committee in writing of such disposition within 20 days thereafter.

       10.    NO RIGHTS AS A SHAREHOLDER

              No Participant shall have any rights or privileges as a shareholder with respect to any shares subject to Options prior to the date of issuance to him or her of a certificate for such shares.

       11.    NO RIGHT TO CONTINUED RELATIONSHIP

              Neither this Plan nor any Option granted under this Plan shall confer upon any Participant or any other person any right to continued employment, engagement or directorship by or with the Company or any Parent Corporation or Subsidiary Corporation, nor shall it interfere in any way with the right of his or her employer or its shareholders to terminate his or her employment, engagement or directorship at any time for any reason whatsoever, with or without cause.

       12.    COMPLIANCE WITH LAWS AND REGULATIONS

              This Plan, the grant and exercise of Options under this Plan and the obligation of the Company to sell and deliver shares under Options shall be subject to all applicable federal and state laws, rules and regulations and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificate for shares of Stock either (a) prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed or inclusion on any interdealer quotation system on which the Stock may be quoted, and (ii) the completion of any registration or qualification of such shares which is required under any federal or state law, or any ruling or regulation of any government body, and which the Company shall, in its sole discretion, determine to be necessary or advisable, or (b) until exemptions from such registration and qualification requirements are established to the reasonable satisfaction of the Company and its counsel.

       13.    ADMINISTRATION

              The Board shall appoint a Stock Option Committee consisting of at least one Director to administer this Plan. The Committee member(s) shall serve at the pleasure of the

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Board.  If the Board does not appoint a Committee, the Board shall administer this Plan and shall have the powers and duties granted to the Committee in this Plan.

              If Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended, no Director shall be appointed to, or shall serve on, the Committee unless he or she shall be a "disinterested person" within the meaning of Rule 16b-3 under such Act as presently in effect or hereafter amended. No Options may be granted to a Committee member during his or her tenure on the Committee.

              The Committee shall administer this Plan in accordance with its provisions and shall have full authority to interpret this Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of this Plan and make such other determinations and take such other action as it deems necessary or advisable, except as otherwise expressly reserved to the Board in this Plan. Without limiting the generality of the preceding sentence, the Committee may, in its discretion, determine that for Option purposes a Participant remains an Employee during all or any portion of a leave of absence approved by the Company. Any interpretation, determination, or other action made or taken by the Committee shall be final and binding upon all Participants.

              No member of the Committee and no officer of the Company shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Option, and all such persons shall be fully indemnified and protected by the Company, to the full extent that the Company is permitted to provide such indemnification and protection, in respect to any such action, determination or interpretation.

       14.    EFFECTIVE DATE

              This Plan shall be effective as of the date of adoption by the Board.

       15.    APPROVAL BY SHAREHOLDERS

              This Plan will be submitted for the approval by holders of a majority of the shares of stock voting thereon within twelve months after the Board's adoption of this Plan. Options may be granted prior to such shareholder approval, provided that such Options shall not be exercisable prior to the time when the Plan is approved by shareholders and, if such approval is not obtained by the end of the twelve-month period, all Options previously granted shall thereupon be canceled and this Plan shall terminate.

       16.    AMENDMENT AND DISCONTINUANCE

              The Board may from time to time amend, suspend or discontinue this Plan; provided that, without approval of the holders of a majority of the shares of stock voting thereon, no action of the Board shall (a) increase the number of shares reserved for Options pursuant to Section 3 of this Plan, (b) permit the grant of any Option at a price less than that determined in

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accordance with Section 6.2 of this Plan, or (c) permit the grant of Options which expire beyond the periods provided for in Section 6.3 of this Plan. Without the written consent of a Participant, no such amendment, suspension or discontinuance of this Plan shall alter or impair any Option previously granted to such Participant pursuant to this Plan.

       17.    TERM

              Unless terminated earlier pursuant to Section 15 of this Plan, this Plan shall expire on, and no further Options shall be granted pursuant to this Plan on or after, ten years after the date of adoption of this Plan by the Board.

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                           INCENTIVE STOCK OPTION AGREEMENT


No. of Shares Subject to Option:  __________      Date of Grant: __________,
199__

       This INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of this ______ day of ________________, 199__, by and between Transcendent Design Technology, Inc., a Delaware corporation (the "Company"), and _______________________ (the "Participant").


                                    RECITALS

       A. The Board of Directors of the Company has adopted the Transcendent Design Technology, Inc. Stock Option Plan (the "Plan"), which provides for the grant of Incentive Stock Options and Nonstatutory Options to selected key employees of the Company and any Parent Corporation or Subsidiary Corporation and of Nonstatutory Options to key consultants and directors of the Company.

       B. The Committee has authorized the grant of an Incentive Stock Option to the Participant, who is an employee of the Company and/or a Parent Corporation or Subsidiary Corporation, pursuant to the terms of the Plan and this Agreement.

                                    AGREEMENT

       Accordingly, in consideration of the mutual covenants contained herein, the parties agree as follows:

       1. RECEIPT AND BINDING NATURE OF PLAN. The Participant acknowledges receipt of a copy of the Plan and that the Plan contains provisions that materially affect the rights and obligations of the Participant. The Participant agrees to abide by and to be bound by the terms and conditions of the Plan.

       2.     DEFINITIONS.  For purposes of this Agreement:

              "Date of Grant" means the day and year first above written.

              "Expiration Date" shall have the meaning set forth in Section 4(a) below.

              "Option" means the Incentive Stock Option granted under this Agreement.

              "Option Price" shall have the meaning set forth in Section 3 below.


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              "Stock" means the Non-Voting Common Stock of the Company.

              Unless otherwise defined herein, capitalized terms in this Agreement shall be as defined in the Plan.

       3. GRANT OF OPTION. The Company hereby grants to the Participant, subject to the terms and conditions of the Plan and of this Agreement, an Incentive Stock Option to purchase from the Company all or part of an aggregate of __________ shares of Stock at the price of $______ per share (the "Option Price").

       4. TERMS AND CONDITIONS. The Option evidenced hereby is subject to the following terms and conditions:

              (a) PERIOD OF EXERCISE. Subject to Sections 4(c) and 6 of this Agreement, the Option shall expire ten years from the Date of Grant at 5:00 p.m., California time (the "Expiration Date"), and shall become exercisable as follows: On the first day of the first calendar month following Participant's first six full calendar months of employment with the Company, options with respect to a number of shares equal to 2% of the total number of shares covered by this Option shall become exercisable, and on the first day of each month thereafter options with respect to a number of shares equal to 2% of the total number of shares covered by this Option shall become exercisable, subject to all other terms set forth in this Section 4.

                     No portion of this Option which is unexercisable at the time the Participant ceases to be an Employee or, if the Participant is both an Employee and a Director at the Date of Grant, at the time the Participant ceases to be both an Employee and a Director, shall thereafter become exercisable.

              (b) MANNER OF EXERCISE. To exercise the Option or any portion thereof, the Participant or any other person or persons entitled to exercise the Option or portion thereof shall deliver to the Secretary of the Company a notice in writing signed by the Participant or such other person stating that the Option or portion thereof is exercised, specifying the number of shares to be acquired upon exercise and complying with all applicable rules and conditions to exercise as may be established by the Committee. The notice shall be accompanied by:

              (i) Full payment (in cash or bank cashiers' check) for the shares with respect to which the Option or portion thereof is being exercised; or

              (ii) With the consent of the Committee, shares of Stock owned by the Participant, duly endorsed for transfer to the Company, with a fair market value on

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

       the date of exercise equal to the aggregate Option Price of the shares with respect to which the Option or portion thereof is being exercised; or

              (iii) With the consent of the Committee, a full recourse promissory note in a form, bearing interest (at a rate at least equal to the minimum rate necessary to avoid imputed interest under the Code) and payable upon such terms as may be prescribed by the Committee; or

              (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii).

No such exercise shall be effective unless and until a proper notice has been received by the Secretary of the Company, payment has been made and all other conditions have been met as provided in this Agreement. No fractional shares shall be issued on exercise of an Option or portion thereof under this Agreement.

              In the event that the Option or portion thereof shall be exercised under Sections 4(c) or 4(d) of this Agreement by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof shall be delivered to the Company.

              (c)    EXERCISE UPON DEATH OR CESSATION OF EMPLOYMENT.

                     If the Participant ceases to be an Employee other than by reason of death or Permanent Disability, the Participant may exercise the Option, to the extent it was exercisable at the date of cessation, until 60 days after such date, but in no event after the Expiration Date.

                     If the Participant ceases to be an Employee because of Permanent Disability, the Participant may exercise the Option, to the extent it was exercisable at the date of cessation of employment, until three months after the date he or she ceases to be an Employee, but in no event after the Expiration Date.

                     If the Participant dies while an Employee or within three months after ceasing to be an Employee because of Permanent Disability, the Option may be exercised by the Participant's estate or any person who acquired the right to exercise the Option by Will or the laws of descent and distribution, to the extent it was exercisable at the date of death, until one year after such date, but in no event after the Expiration Date.

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                     If the Participant is both an Employee and a Director on
the Date of Grant and ceases to be an Employee but remains a Director, then subject to this Section 4(c) the Option shall become a Nonstatutory Option 30 days after the date of cessation.

                     Transfers of employment between the Company and any Parent Corporation or Subsidiary Corporation or between Subsidiary Corporations shall not be deemed cessation of employment for purposes of the Option granted hereunder.

              (d) NONTRANSFERABILITY. During the lifetime of the Participant, the Option shall be exercisable only by the Participant and shall not be transferable other than by Will or the laws of descent and distribution. No interest of the Participant under the Plan or in the Option shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.

              (e) INVESTMENT REPRESENTATION. If requested by the Committee, the Participant shall deliver to the Committee at the time of exercise of the Option or any portion thereof a written representation that the shares to be acquired upon such exercise will be acquired for investment and not for resale or with a view to the distribution thereof. Delivery of such representation shall be a condition precedent to the issuance of a certificate for the Stock to be acquired upon such exercise.

              (f) BUY-SELL AGREEMENT. If requested by the Committee, the Participant shall execute and deliver to the Company at the time of exercise of the Option or any portion thereof a buy-sell or other agreement restricting the transfer of shares issued on exercise of the Option and providing the Company with an option to purchase such shares in certain circumstances, including without limitation in the event of a breach of any employment or trade secrets agreement between Participant and the Company, in such form as the Committee shall determine in its discretion.

       5. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the Stock by reason of any stock dividend, recapitalization, split-up, combination or exchange of shares, or by reason of any similar change affecting the Stock (but not the issuance of additional shares, securities convertible into shares or options or rights to acquire shares of Stock or the Company's repurchase of shares), the number and class of shares which thereafter may be acquired on exercise of the Option and the Option Price shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participant. Any such adjustment shall be final and binding on the Participant.

       6. MERGER, CONSOLIDATION, ETC. In the event the Company merges with or consolidates into another corporation, or sells or transfers all or substantially all of its assets, or distributes all or substantially all of its assets to its shareholders in liquidation, or dissolves and terminates its corporate existence (other than a merger in which the Company is the surviving corporation and under the terms of which the Stock outstanding immediately prior to the merger remains outstanding), the Participant shall have the right, immediately prior to such merger, consolidation, sale or transfer of assets, liquidation or dissolution, to exercise the Option whether or not then exercisable, except to the extent that any agreement or undertaking of any party to any such merger, consolidation or sale or transfer of assets, or any plan pursuant to which such liquidation or dissolution is effected, make specific provision with respect to assumption of or substitution for the Option. To the extent that the Participant's right to exercise is accelerated in accordance with this Section 6: (i) the exercise shall be contingent upon the consummation of such merger, consolidation, sale or transfer of assets, liquidation or dissolution, and
(ii) if such merger, consolidation, sale or transfer of assets, liquidation or dissolution is consummated and the Option is not exercised immediately before such event, the Option shall expire and thereafter shall cease to be exercisable. The Committee shall notify the Participant of the provisions of any such merger, consolidation, sale or transfer of assets, liquidation or dissolution, not less than 10 days prior to the effective date thereof.

       7. DISQUALIFYING DISPOSITIONS. The anticipated tax treatment to the Participant and to the Company will be affected if the Participant makes a disposition, within the meaning of Code Section 424(c), of any shares issued upon exercise of the Option within two years after the Date of Grant or within one year after shares are issued to the Participant pursuant to exercise of the Option. Accordingly, the Participant shall notify the Committee within 20 days after any such disposition. The Committee may cause an appropriate legend to be affixed to any certificates evidencing shares of Stock issued on exercise of the Option or any portion thereof to enable it to receive notice of any such disposition.

       8. NO RIGHTS AS A SHAREHOLDER. The Participant shall have no rights or privileges as a shareholder with respect to any shares subject to the Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

       9. NO RIGHT TO CONTINUED RELATIONSHIP. Neither the Plan nor the Option shall confer upon the Participant any right to continued employment or directorship by the Company or any Parent Corporation or Subsidiary Corporation, nor shall it interfere in any way with the right of the Company or any Parent Corporation or Subsidiary Corporation or its shareholders to terminate the Participant's employment or directorship at any time for any reason whatsoever, with or without cause.

       10. COMPLIANCE WITH LAW AND REGULATIONS. The Option and the obligation of the Company to sell and deliver shares under the Option, shall be subject to all applicable federal and state laws, rules and regulations and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificate for shares of Stock either (a) prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed or inclusion on any interdealer quotation system on which the Stock may be quoted, and (ii) the completion of any registration or qualification of such shares which is required under any federal or state law, or any ruling or regulation of any government body, and which the Company shall, in its sole discretion, determine to be necessary or advisable, or (b) until exemptions from such registration and qualification requirements are established to the reasonable satisfaction of the Company and its counsel. Any and all certificates issued evidencing shares of Stock issued on exercise of the Option or a portion thereof shall bear a legend as required by the Committee.

       11. ARRANGEMENT FOR TAX PAYMENT. The Participant, as a condition to exercising the Option, or any portion thereof, shall make any arrangements determined by the Committee to be necessary or appropriate to satisfy any federal and state withholding tax obligation resulting from the exercise of an Option, from a disposition described in Section 7 of this Agreement or from the termination or partial termination of any restriction applicable to any shares acquired on exercise of an Option, including the retention of shares by the Company or the delivery of shares to the Company equal in amount to all or a portion of the withholding tax obligation pursuant to such arrangements as may be established by the Committee. Any shares retained by or delivered to the Company under this Section shall be valued at the date of exercise at their fair market value as determined by the Committee.

       12. NOTICES. Any notice or other communication required or permitted by this Agreement shall be deemed delivered when delivered in person or 48 hours after deposit with the United States Postal Service as registered or certified mail, postage prepaid and addressed, if to the Company, to Transcendent Design Technology, Inc., 1383 Del Norte Road, Camarillo, California 93010, or, if to the Participant, to the Participant at his or her most recent address as it appears in the Company's records, subject to the right of either party to designate at any time hereafter in writing some other address by giving notice to the other party.

       13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

       14. GOVERNING LAW. The parties hereto agree that the validity, construction and interpretation of this Agreement shall be governed by the laws of the State of California.

       15. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any invalid or unenforceable provisions were omitted, but only to the extent invalid or unenforceable under the circumstances.

       16. ENTIRE AGREEMENT. This Agreement and the Plan together constitute the entire agreement between the Company and the Participant pertaining to the Option and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, among them pertaining to the subject matter of this Agreement.

       17. AMENDMENT OR WAIVER. No amendment of any provision of this Agreement shall be effective unless and until an instrument reflecting the amendment has been executed and delivered by the Company and the Participant. No waiver of any provision of this Agreement shall be effective unless and until an instrument reflecting the waiver has been executed and delivered by the party waiving such provision.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   TRANSCENDENT DESIGN TECHNOLOGY, INC.


                                   By
                                     --------------------------------------



                                   PARTICIPANT


                                     --------------------------------------

                    SCHEDULE I -- NOTATIONS AS TO PARTIAL EXERCISE

              Number of     Balance of
Date of       Purchased     Shares on     Authorized    Notation
Exercise       Shares         Option       Signature       Date
--------      ---------     ----------     ---------    --------



                           INCENTIVE STOCK OPTION AGREEMENT


No. of Shares Subject to Option: ________   Date of Grant: __________, 199__


       This INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of this ______ day of ________________, 199__, by and between Transcendent Design Technology, Inc., a Delaware corporation (the "Company"), and _______________________ (the "Participant").

                                       RECITALS

       A. The Board of Directors of the Company has adopted the Transcendent Design Technology, Inc. Stock Option Plan (the "Plan"), which provides for the grant of Incentive Stock Options and Nonstatutory Options to selected key employees of the Company and any Parent Corporation or Subsidiary Corporation and of Nonstatutory Options to key consultants and directors of the Company.

       B. The Committee has authorized the grant of an Incentive Stock Option to the Participant, who is an employee of the Company and/or a Parent Corporation or Subsidiary Corporation, pursuant to the terms of the Plan and this Agreement.

                                      AGREEMENT

       Accordingly, in consideration of the mutual covenants contained herein, the parties agree as follows:

       1. RECEIPT AND BINDING NATURE OF PLAN. The Participant acknowledges receipt of a copy of the Plan and that the Plan contains provisions that materially affect the rights and obligations of the Participant. The Participant agrees to abide by and to be bound by the terms and conditions of the Plan.

       2.     DEFINITIONS.  For purposes of this Agreement:

              "Date of Grant" means the day and year first above written.

              "Expiration Date" shall have the meaning set forth in Section 4(a) below.

              "Option" means the Incentive Stock Option granted under this Agreement.

              "Option Price" shall have the meaning set forth in Section 3 below.

              "Stock" means the Non-Voting Common Stock of the Company.

              Unless otherwise defined herein, capitalized terms in this Agreement shall be as defined in the Plan.

       3. GRANT OF OPTION. The Company hereby grants to the Participant, subject to the terms and conditions of the Plan and of this Agreement, an Incentive Stock Option to purchase from the Company all or part of an aggregate of __________ shares of Stock at the price of $0.37 per share (the "Option Price").

       4. TERMS AND CONDITIONS. The Option evidenced hereby is subject to the following terms and conditions:

              (a) PERIOD OF EXERCISE. Subject to Sections 4(c) and 6 of this Agreement, the Option shall expire ten years from the Date of Grant at 5:00 p.m., California time (the "Expiration Date"), and shall become exercisable as follows: On the first day of the calendar month following six full calendar months from the Date of Grant, options with respect to a number of shares equal to 2% of the total number of shares covered by this Option shall become exercisable, and on the first day of each month thereafter options with respect to a number of shares equal to 2% of the total number of shares covered by this Option shall become exercisable, subject to all other terms set forth in this Section 4.

                     No portion of this Option which is unexercisable at the time the Participant ceases to be an Employee or, if the Participant is both an Employee and a Director at the Date of Grant, at the time the Participant ceases to be both an Employee and a Director, shall thereafter become exercisable.

              (b) MANNER OF EXERCISE. To exercise the Option or any portion thereof, the Participant or any other person or persons entitled to exercise the Option or portion thereof shall deliver to the Secretary of the Company a notice in writing signed by the Participant or such other person stating that the Option or portion thereof is exercised, specifying the number of shares to be acquired upon exercise and complying with all applicable rules and conditions to exercise as may be established by the Committee. The notice shall be accompanied by:

              (i) Full payment (in cash or bank cashiers' check) for the shares with respect to which the Option or portion thereof is being exercised; or

              (ii) With the consent of the Committee, shares of Stock owned by the Participant, duly endorsed for transfer to the Company, with a fair market value on the date of exercise equal to the aggregate Option Price of the shares with respect to which the Option or portion thereof is being exercised; or

              (iii) With the consent of the Committee, a full recourse promissory note in a form, bearing interest (at a rate at least equal to the minimum rate necessary to avoid imputed interest under the Code) and payable upon such terms as may be prescribed by the Committee; or

              (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii).

No such exercise shall be effective unless and until a proper notice has been received by the Secretary of the Company, payment has been made and all other conditions have been met as provided in this Agreement. No fractional shares shall be issued on exercise of an Option or portion thereof under this Agreement.

              In the event that the Option or portion thereof shall be exercised under Sections 4(c) or 4(d) of this Agreement by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof shall be delivered to the Company.

              (c)    EXERCISE UPON DEATH OR CESSATION OF EMPLOYMENT.

                     If the Participant ceases to be an Employee other than by reason of death or Permanent Disability, the Participant may exercise the Option, to the extent it was exercisable at the date of cessation, until 60 days after such date, but in no event after the Expiration Date.

                     If the Participant ceases to be an Employee because of Permanent Disability, the Participant may exercise the Option, to the extent it was exercisable at the date of cessation of employment, until three months after the date he or she ceases to be an Employee, but in no event after the Expiration Date.

                     If the Participant dies while an Employee or within three months after ceasing to be an Employee because of Permanent Disability, the Option may be exercised by the Participant's estate or any person who acquired the right to exercise the Option by Will or the laws of descent and distribution, to the extent it was exercisable at the date of death, until one year after such date, but in no event after the Expiration Date.

                     If the Participant is both an Employee and a Director on the Date of Grant and ceases to be an Employee but remains a Director, then subject to this Section 4(c) the Option shall become a Nonstatutory Option 30 days after the date of cessation.

                     Transfers of employment between the Company and any Parent Corporation or Subsidiary Corporation or between Subsidiary Corporations shall not be deemed cessation of employment for purposes of the Option granted hereunder.

              (d) NONTRANSFERABILITY. During the lifetime of the Participant, the Option shall be exercisable only by the Participant and shall not be transferable other than by Will or the laws of descent and distribution. No interest of the Participant under the Plan or in the Option shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.

              (e) INVESTMENT REPRESENTATION. If requested by the Committee, the Participant shall deliver to the Committee at the time of exercise of the Option or any portion thereof a written representation that the shares to be acquired upon such exercise will be acquired for investment and not for resale or with a view to the distribution thereof. Delivery of such representation shall be a condition precedent to the issuance of a certificate for the Stock to be acquired upon such exercise.

              (f) BUY-SELL AGREEMENT. If requested by the Committee, the Participant shall execute and deliver to the Company at the time of exercise of the Option or any portion thereof a buy-sell or other agreement restricting the transfer of shares issued on exercise of the Option and providing the Company with an option to purchase such shares in certain circumstances, including without limitation in the event of a breach of any employment or trade secrets agreement between Participant and the Company, in such form as the Committee shall determine in its discretion.

       5. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the Stock by reason of any stock dividend, recapitalization, split-up, combination or exchange of shares, or by reason of any similar change affecting the Stock (but not the issuance of additional shares, securities convertible into shares or options or rights to acquire shares of Stock or the Company's repurchase of shares), the number and class of shares which thereafter may be acquired on exercise of the Option and the Option Price shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participant. Any such adjustment shall be final and binding on the Participant.

       6. MERGER, CONSOLIDATION, ETC. In the event the Company merges with or consolidates into another corporation, or sells or transfers all or substantially all of its assets, or distributes all or substantially all of its assets to its shareholders in liquidation, or dissolves and terminates its corporate existence (other than a merger in which the Company is the surviving corporation and under the terms of which the Stock outstanding immediately prior to the merger remains outstanding), the Participant shall have the right, immediately prior to such merger, consolidation, sale or transfer of assets, liquidation or dissolution, to exercise the Option whether or not then exercisable, except to the extent that any agreement or undertaking of any party to any such merger, consolidation or sale or transfer of assets, or any plan pursuant to which such liquidation or dissolution is effected, make specific provision with respect to assumption of or substitution for the Option. To the extent that the Participant's right to exercise is accelerated in accordance with this Section 6: (i) the exercise shall be contingent upon the consummation of such merger, consolidation, sale or transfer of assets, liquidation or dissolution, and
(ii) if such merger, consolidation, sale or transfer of assets, liquidation or dissolution is consummated and the Option is not exercised immediately before such event, the Option shall expire and thereafter shall cease to be exercisable. The Committee shall notify the Participant of the provisions of any such merger, consolidation, sale or transfer of assets, liquidation or dissolution, not less than 10 days prior to the effective date thereof.

       7. DISQUALIFYING DISPOSITIONS. The anticipated tax treatment to the Participant and to the Company will be affected if the Participant makes a disposition, within the meaning of Code Section 424(c), of any shares issued upon exercise of the Option within two years after the Date of Grant or within one year after shares are issued to the Participant pursuant to exercise of the Option. Accordingly, the Participant shall notify the Committee within 20 days after any such disposition. The Committee may cause an appropriate legend to be affixed to any certificates evidencing shares of Stock issued on exercise of the Option or any portion thereof to enable it to receive notice of any such disposition.

       8. NO RIGHTS AS A SHAREHOLDER. The Participant shall have no rights or privileges as a shareholder with respect to any shares subject to the Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

       9. NO RIGHT TO CONTINUED RELATIONSHIP. Neither the Plan nor the Option shall confer upon the Participant any right to continued employment or directorship by the Company or any Parent Corporation or Subsidiary Corporation, nor shall it interfere in any way with the right of the Company or any Parent Corporation or Subsidiary Corporation or its shareholders to terminate the Participant's employment or directorship at any time for any reason whatsoever, with or without cause.

       10. COMPLIANCE WITH LAW AND REGULATIONS. The Option and the obligation of the Company to sell and deliver shares under the Option, shall be subject to all applicable federal and state laws, rules and regulations and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificate for shares of Stock either (a) prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed or inclusion on any interdealer quotation system on which the Stock may be quoted, and (ii) the completion of any registration or qualification of such shares which is required under any federal or state law, or any ruling or regulation of any government body, and which the Company shall, in its sole discretion, determine to be necessary or advisable, or (b) until exemptions from such registration and qualification requirements are established to the reasonable satisfaction of the Company and its counsel. Any and all certificates issued evidencing shares of Stock issued on exercise of the Option or a portion thereof shall bear a legend as required by the Committee.

       11. ARRANGEMENT FOR TAX PAYMENT. The Participant, as a condition to exercising the Option, or any portion thereof, shall make any arrangements determined by the Committee to be necessary or appropriate to satisfy any federal and state withholding tax obligation resulting from the exercise of an Option, from a disposition described in Section 7 of this Agreement or from the termination or partial termination of any restriction applicable to any shares acquired on exercise of an Option, including the retention of shares by the Company or the delivery of shares to the Company equal in amount to all or a portion of the withholding tax obligation pursuant to such arrangements as may be established by the Committee. Any shares retained by or delivered to the Company under this Section shall be valued at the date of exercise at their fair market value as determined by the Committee.

       12. NOTICES. Any notice or other communication required or permitted by this Agreement shall be deemed delivered when delivered in person or 48 hours after deposit with the United States Postal Service as registered or certified mail, postage prepaid and addressed, if to the Company, to Transcendent Design Technology, Inc., 1383 Del Norte Road, Camarillo, California 93010, or, if to the Participant, to the Participant at his or her most recent address as it appears in the Company's records, subject to the right of either party to designate at any time hereafter in writing some other address by giving notice to the other party.

       13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

       14. GOVERNING LAW. The parties hereto agree that the validity, construction and interpretation of this Agreement shall be governed by the laws of the State of California.

       15. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any invalid or unenforceable provisions were omitted, but only to the extent invalid or unenforceable under the circumstances.

       16. ENTIRE AGREEMENT. This Agreement and the Plan together constitute the entire agreement between the Company and the Participant pertaining to the Option and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, among them pertaining to the subject matter of this Agreement.

       17. AMENDMENT OR WAIVER. No amendment of any provision of this Agreement shall be effective unless and until an instrument reflecting the amendment has been executed and delivered by the Company and the Participant. No waiver of any provision of this Agreement shall be effective unless and until an instrument reflecting the waiver has been executed and delivered by the party waiving such provision.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       TRANSCENDENT DESIGN TECHNOLOGY, INC.


                                       By
                                         ------------------------------


                                       PARTICIPANT

                                       --------------------------------

                    SCHEDULE I -- NOTATIONS AS TO PARTIAL EXERCISE

              Number of     Balance of
Date of       Purchased     Shares on     Authorized    Notation
Exercise       Shares        Option       Signature       Date
--------      ---------     -----------   -----------   --------



                         NONSTATUTORY STOCK OPTION AGREEMENT


No. of Shares Subject to Option: ______           Date of Grant: _______, 199__


       This NONSTATUTORY STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of this _______ day of _____________, 199__, by and between Transcendent Design Technology, Inc., a Delaware corporation (the "Company"), and __________________ (the "Participant").

                                       RECITALS

       A. The Board of Directors of the Company has adopted the Transcendent Design Technology, Inc. Stock Option Plan (the "Plan"), which provides for the grant of Incentive Stock Options and Nonstatutory Options to selected key employees of the Company and any Parent Corporation or Subsidiary Corporation and of Nonstatutory Options to key consultants and directors of the Company.

       B. The Committee has authorized the grant of a Nonstatutory Stock Option to the Participant, who is an employee or a consultant of the Company and/or a Parent Corporation or Subsidiary Corporation, and/or a director of the Company, pursuant to the terms of the Plan and this Agreement.

                                      AGREEMENT

       Accordingly, in consideration of the mutual covenants contained herein, the parties agree as follows:

       1. RECEIPT AND BINDING NATURE OF PLAN. The Participant acknowledges receipt of a copy of the Plan and that the Plan contains provisions that materially affect the rights and obligations of the Participant. The Participant agrees to abide by and to be bound by the terms and conditions of the Plan.

       2.     DEFINITIONS.  For purposes of this Agreement:

              "Date of Grant" means the day and year first above written.

              "Expiration Date" shall have the meaning set forth in Section 4(a) below.

              "Option" means the Nonstatutory Stock Option granted under this Agreement.

              "Option Price" shall have the meaning set forth in Section 3 below.

              "Stock" means the Non-Voting Common Stock of the Company.

              Unless otherwise defined herein, capitalized terms in this Agreement shall be as defined in the Plan.

       3. GRANT OF OPTION. The Company hereby grants to the Participant, subject to the terms and conditions of the Plan and of this Agreement, a Nonstatutory Stock Option to purchase from the Company all or part of an aggregate of ________ shares of Stock at the price of $______ per share (the "Option Price").

       4. TERMS AND CONDITIONS. The Option evidenced hereby is subject to the following terms and conditions:

              (a) PERIOD OF EXERCISE. Subject to Sections 4(c) and 6 of this Agreement, the Option shall expire ten years from the Date of Grant at 5:00 p.m., California time (the "Expiration Date"), and shall be immediately exercisable, subject to all other terms set forth in this Section 4.

              (b) MANNER OF EXERCISE. To exercise the Option or any portion thereof, the Participant or any other person or persons entitled to exercise the Option or portion thereof shall deliver to the Secretary of the Company a notice in writing signed by the Participant or such other person stating that the Option or portion thereof is exercised, specifying the number of shares to be acquired upon exercise and complying with all applicable rules and conditions to exercise as may be established by the Committee. The notice shall be accompanied by:

              (i) Full payment (in cash or bank cashiers' check) for the shares with respect to which the Option or portion thereof is being exercised; or

              (ii) With the consent of the Committee, shares of Stock owned by the Participant, duly endorsed for transfer to the Company, with a fair market value on the date of exercise equal to the aggregate Option Price of the shares with respect to which the Option or portion thereof is being exercised; or

              (iii) With the consent of the Committee, a full recourse promissory note in a form, bearing interest (at a rate at least equal to the minimum rate necessary to avoid imputed interest under the Code) and payable upon such terms as may be prescribed by the Committee; or

              (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii).

No such exercise shall be effective unless and until a proper notice has been received by the Secretary of the Company, payment has been made and all other conditions have been met as provided in this Agreement. No fractional shares shall be issued on exercise of an Option or portion thereof under this Agreement.

              In the event that the Option or portion thereof shall be exercised under Sections 4(c) or 4(d) of this Agreement by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof shall be delivered to the Company.

              (c)    EXERCISE UPON DEATH OR CESSATION OF PERFORMANCE OF
SERVICES.

                     If the Participant was an Employee or a Consultant on the Date of Grant and subsequently ceases to be an Employee or a Consultant other than by reason of death or Permanent Disability, the Participant may exercise the Option, to the extent it was exercisable at the date of cessation, until 60 days after such date, but in no event after the Expiration Date.

                     If the Participant was a Director on the Date of Grant and subsequently ceases to be a Director, other than by reason of death, the Participant may exercise the Option, to the extent it was exercisable at the date of cessation, until 60 days after such date, but in no event after the Expiration Date.

                     If the Participant was an Employee or a Consultant on the Date of Grant and subsequently ceases to be an Employee or a Consultant because of Permanent Disability, the Participant may exercise the Option, to the extent it was exercisable at the date of cessation, until three months after the date of cessation, but in no event after the Expiration Date.

                     If the Participant was an Employee or a Consultant on the Date of Grant and subsequently dies while an Employee or a Consultant or within three months after ceasing to be an Employee or a Consultant because of Permanent Disability, or was a Director on the Date of Grant and subsequently dies while a Director, the Option may be exercised by the Participant's estate or any person who acquired the right to exercise the Option by Will or the laws of descent and distribution, to the extent it was exercisable at the date of death, until one year after the date of death, but in no event after the Expiration Date.

                     If the Participant was both (i) an Employee or a Consultant and (ii) a Director on the Date of Grant and subsequently ceases to be an Employee or a Consultant but remains a Director or ceases to be a Director but remains an Employee or a Consultant, then subject to this
Section 4(c) the Option shall remain in effect.

                     Transfers of employment between the Company and any Parent Corporation or Subsidiary Corporation or between Subsidiary Corporations shall not be deemed cessation of employment for purposes of the Option granted hereunder.

              (d) NONTRANSFERABILITY. During the lifetime of the Participant, the Option shall be exercisable only by the Participant and shall not be transferable other than by Will or the laws of descent and distribution. No interest of the Participant under the Plan or in the Option shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.

              (e) INVESTMENT REPRESENTATION. If requested by the Committee, the Participant shall deliver to the Committee at the time of exercise of the Option or any portion thereof a written representation that the shares to be acquired upon such exercise will be acquired for investment and not for resale or with a view to the distribution thereof. Delivery of such representation shall be a condition precedent to the issuance of a certificate for the Stock to be acquired upon such exercise.

              (f) BUY-SELL AGREEMENT. If requested by the Committee, the Participant shall execute and deliver to the Company at the time of exercise of the Option or any portion thereof a buy-sell or other agreement restricting the transfer of shares issued on exercise of the Option and providing the Company with an option to purchase such shares in certain circumstances, including without limitation in the event of a breach of any employment or trade secrets agreement between Participant and the Company, in such form as the Committee shall determine in its discretion.

       5. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the Stock by reason of any stock dividend, recapitalization, split-up, combination or exchange of shares, or by reason of any similar change affecting the Stock (but not the issuance of additional shares, securities convertible into shares or options or rights to acquire shares of Stock or the Company's repurchase of shares), the number and class of shares which thereafter may be acquired on exercise of the Option and the Option Price shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participant. Any such adjustment shall be final and binding on the Participant.

       6. MERGER, CONSOLIDATION, ETC. In the event the Company merges with or consolidates into another corporation, or sells or transfers all or substantially all of its assets, or distributes all or substantially all of its assets to its shareholders in liquidation, or dissolves and terminates its corporate existence (other than a merger in which the Company is the surviving corporation and under the terms of which the Stock outstanding immediately prior to the merger remains outstanding), the Participant shall have the right, immediately prior to such merger, consolidation, sale or transfer of assets, liquidation or dissolution, to exercise the Option whether or not then exercisable, except to the extent that any agreement or undertaking of any party to any such merger, consolidation or sale or transfer of assets, or any plan pursuant to which such liquidation or dissolution is effected, make specific provision with respect to assumption of or substitution for the Option. To the extent that the Participant's right to exercise is accelerated in accordance with this Section 6: (i) the exercise shall be contingent upon the consummation of such merger, consolidation, sale or transfer of assets, liquidation or dissolution, and
(ii) if such merger, consolidation, sale or transfer of assets, liquidation or dissolution is consummated and the Option is not exercised immediately before such event, the Option shall expire and thereafter shall cease to be exercisable. The Committee shall notify the Participant of the provisions of any such merger, consolidation, sale or transfer of assets, liquidation or dissolution, not less than 10 days prior to the effective date thereof.

       7. NO RIGHTS AS A SHAREHOLDER. The Participant shall have no rights or privileges as a shareholder with respect to any shares subject to the Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

       8. NO RIGHT TO CONTINUED RELATIONSHIP. Neither the Plan nor the Option shall confer upon the Participant any right to continued employment, engagement or directorship by the Company or any Parent Corporation or Subsidiary Corporation, nor shall it interfere in any way with the right of the Company or any Parent Corporation or Subsidiary Corporation or its shareholders to terminate the Participant's employment, engagement or directorship at any time for any reason whatsoever, with or without cause.

       9. COMPLIANCE WITH LAW AND REGULATIONS. The Option and the obligation of the Company to sell and deliver shares under the Option, shall be subject to all applicable federal and state laws, rules and regulations and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificate for shares of Stock either (a) prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed or inclusion on any interdealer quotation system on which the Stock may be quoted, and (ii) the completion of any registration or qualification of such shares which is required under any federal or state law, or any ruling or regulation of any government body, and which the Company shall, in its sole discretion, determine to be necessary or advisable, or (b) until exemptions from such registration and qualification requirements are established to the reasonable satisfaction of the Company and its counsel. Any and all certificates issued evidencing shares of Stock issued on exercise of the Option or a portion thereof shall bear a legend as required by the Committee.

       10. ARRANGEMENT FOR TAX PAYMENT. The Participant, as a condition to exercising the Option, or any portion thereof, shall make any arrangements determined by the Committee to be necessary or appropriate to satisfy any federal and state withholding tax obligation resulting from the exercise of an Option or from the termination or partial termination of any restriction applicable to any shares acquired on exercise of an Option, including the retention of shares by the Company or the delivery of shares to the Company equal in amount to all or a portion of the withholding tax obligation pursuant to such arrangements as may be established by the Committee. Any shares retained by or delivered to the Company under this Section shall be valued at the date of exercise at their fair market value as determined by the Committee.

       11. NOTICES. Any notice or other communication required or permitted by this Agreement shall be deemed delivered when delivered in person or 48 hours after deposit with the United States Postal Service as registered or certified mail, postage prepaid and addressed, if to the Company, to Transcendent Design Technology, Inc., 1383 Del Norte Road, Camarillo, California 93010, or, if to the Participant, to the Participant at his or her most recent address as it appears in the Company's records, subject to the right of either party to designate at any time hereafter in writing some other address by giving notice to the other party.

       12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

       13. GOVERNING LAW. The parties hereto agree that the validity, construction and interpretation of this Agreement shall be governed by the laws of the State of California.

       14. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any invalid or unenforceable provisions were omitted, but only to the extent invalid or unenforceable under the circumstances.

       15. ENTIRE AGREEMENT. This Agreement and the Plan together constitute the entire agreement between the Company and the Participant pertaining to the Option and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, among them pertaining to the subject matter of this Agreement.

       16. AMENDMENT OR WAIVER. No amendment of any provision of this Agreement shall be effective unless and until an instrument reflecting the amendment has been executed and delivered by the Company and the Participant. No waiver of any provision of this Agreement shall be effective unless and until an instrument reflecting the waiver has been executed and delivered by the party waiving such provision.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     TRANSCENDENT DESIGN TECHNOLOGY, INC.


                                     By
                                       -------------------------------


                                     PARTICIPANT

                                       -------------------------------

                                       -------------------------------

                    SCHEDULE I -- NOTATIONS AS TO PARTIAL EXERCISE


              Number of     Balance of
Date of       Purchased     Shares on     Authorized    Notation
Exercise       Shares        Option        Signature      Date
--------      ---------     ----------    -----------   --------
